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                                                                   Exhibit 10.33

                        SBA COMMUNICATIONS CORPORATION
                        2001 EQUITY PARTICIPATION PLAN

     1.   ESTABLISHMENT, EFFECTIVE DATE AND TERM

     SBA COMMUNICATIONS CORPORATION, a Florida corporation ("SBA"), hereby establishes the "SBA Communications Corporation 2001 Equity Participation Plan." Subject to ratification within twelve (12) months by an affirmative vote of a majority of SBA's shareholders, either in person or by proxy, present and entitled to vote at the Annual Meeting, the effective date of the Plan shall be March 15, 2001 (the "Effective Date"), which is the date that the Plan was approved and adopted by the Board of Directors of SBA. Unless earlier terminated pursuant to Section 13 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.


     2.   PURPOSE

     The purpose of the Plan is to advance the interests of SBA by allowing SBA to attract, retain and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in SBA which thereby will create a stronger incentive to expend maximum effort for the growth and success of SBA and its subsidiaries.

     3.   DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

     "Appreciation Date" shall mean the date designated by a holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him, which date shall be the date notice of such designation is received by the Committee, or its designee.

     "Award" shall mean, individually or collectively, an Option, Restricted Stock Unit or any other award granted pursuant to the Plan.

     "Award Agreement" shall mean, individually or collectively, an Option Agreement, Restricted Stock Unit Agreement or any other agreement entered into pursuant to the Plan.

     "Award Period" shall mean a period of time within which Performance Criteria is measured for the purpose of determining whether an Award subject to performance restrictions has been earned.

     "Award Shares" shall mean shares of Class A Common Stock issued pursuant to an Award.

     "Board" shall mean the Board of Directors of SBA.

     "Cause" shall mean (i) failure or refusal of the Participant to perform the duties and responsibilities that the Company requires to be performed by him,
(ii) gross negligence or willful misconduct by the Participant in the performance of his duties, (iii) commission by the Participant of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Participant's commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company; provided, however, that if the Participant and the Company have entered into an employment agreement which

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defines "cause" for purposes of such agreement, "cause" shall be defined in accordance with such agreement. The Committee, in its sole and absolute discretion, shall determine whether a termination of employment or service is for Cause.

     "Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if


          (i) any person or related group of persons (other than SBA or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of SBA's outstanding securities pursuant to a tender or exchange offer made directly to SBA's shareholders which the Board does not recommend such shareholders to accept; or

          (ii) there is a change in the composition of the Board over a period of twenty four (24) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

          (iii) the shareholders of SBA approve a merger or consolidation of SBA with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of SBA outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of SBA or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of SBA (or similar transaction) in which no person acquires more than 25% of the combined voting power of SBA's then outstanding securities shall not constitute a Change in Control; or

          (iv) the shareholders of SBA approve a plan of complete liquidation of SBA or an agreement for the sale or disposition by SBA of all or substantially all of SBA's assets.

     "Class A Common Stock" shall mean the Class A Common Stock of SBA, par value $0.01 per share.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Compensation Committee or any other committee appointed by the Board to administer the Plan pursuant to Section 5 of the Plan. However, with respect to grants made to Independent Directors, the Committee shall mean the Board.

     "Company" shall mean SBA and its subsidiaries whose financial statements are consolidated with the financial statements of SBA in accordance with accounting principles generally accepted in the United States.

     "Compensation Committee" shall mean the Compensation Committee of the Board, which shall consist of two or more Independent Directors, each of whom shall be both a "non-employee director" as defined by Rule 16b-3 of the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code.

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     "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

     "Disability" shall mean "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

     "Eligible Individual" shall mean any employee, officer or director of the Company or any consultant or independent contractor providing services to the Company.

     "Exercise Price" shall mean the purchase price of each share of Class A Common Stock subject to an Option.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of a share of Class A Common Stock shall mean (a) the closing price of a share of Class A Common Stock on the principal exchange on which shares of Class A Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange, on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then the next preceding date on which a trade occurred, or (b) if Class A Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Class A Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if the Class A Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Class A Common Stock as established by the Committee in good faith.

     "Incentive Stock Option" shall have the meaning set forth in Section 422 of the Code.

     "Independent Director" shall mean a member of the Board who is a "non-employee director," as defined in Rule 16b-3 of the Exchange Act.

     "Non-qualified Stock Option" shall mean an Option that is not intended to meet the requirements of Section 422 of the Code.

     "Option" shall mean any stock option granted pursuant to Section 7 of the Plan.

     "Option Agreement" shall mean a written agreement entered into by SBA and a Participant which sets forth the terms and conditions of the Option thereby granted.

     "Participant" shall mean any Eligible Individual with an outstanding Award.

     "Performance Criteria" shall mean any business or performance criteria with respect to SBA, any subsidiary or any division or operating unit determined by the Board, from time to time.

     "Person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary of SBA.

     "Plan" shall mean the SBA Communications Corporation 2001 Equity Participation Plan.

     "Reorganization" shall be deemed to occur if an entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if SBA or any subsidiary of SBA is the surviving entity.

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     "Restricted Stock Units" shall mean Awards granted pursuant to Section 8 of the Plan.

     "Restricted Stock Unit Agreement" shall mean a written agreement entered into by SBA and a Participant which sets forth the terms and conditions of the Restricted Stock Unit thereby granted.

     "Restriction Period" shall mean the period during which applicable restrictions apply to Restricted Stock Units.

     "Stock Appreciation Right" or "SAR" shall mean an Award granted under
Section 9 of the Plan.

     "Section 424 Employee" shall mean an employee of SBA or any "subsidiary corporation" or "parent corporation" as defined in and in accordance with Code
Section 424. Such term shall also include employees of a corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies.

     4.   ELIGIBILITY

     Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance
to the business of the Company.   An individual may hold more than one Award,
subject to such restrictions as are provided herein.

     5.   ADMINISTRATION

          5.1  Committee.  The Plan shall be administered by the Committee or
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any committee appointed by the Board consisting of not less than two (2)
Directors. The Committee shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Award granted or any Award Agreement entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. All such actions and determinations shall be made by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with SBA' Articles of Incorporation and Bylaws, and applicable law. The decisions of the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any Award granted under the Plan.

          5.2  Delegation of Authority to Grant Awards. The Committee may, but
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need not, delegate from time to time some or all of its authority to grant
Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162 (m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

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          5.3  No Liability.  No member of the Committee shall be liable for any
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action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder.

     6.   SHARES SUBJECT TO THE PLAN

     The capital stock of SBA that may be issued pursuant to Awards granted under the Plan shall be shares of Class A Common Stock, which shares may be treasury shares or authorized but unissued shares. The maximum number of shares of Class A Common Stock that may be issued pursuant to Awards granted under the Plan shall be Five Million (5,000,000) shares, subject to adjustment as provided in Section 11 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Class A Common Stock that were subject to the unexercised portion of such Option shall become available for future Awards granted under the Plan as if such Option had not been granted. If any Restricted Stock Unit or other award is forfeited for any reason, the Class A Common Stock subject to such Award shall be available for future grants of Awards under the Plan as if such Awards had not been granted.


     7.   OPTIONS

          7.1  Types of Options.  Each Option granted under the Plan may be
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designated by the Committee, in its sole discretion, either as (i) an Incentive
Stock Option or (ii) as a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-qualified Stock Options.

          7.2  Grant of Options.  Subject to the terms and conditions of the
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Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Class A Common Stock on such terms and conditions as the Committee may determine. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted.

          7.3  Limitation on Incentive Stock Options.
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               7.3.1   Section 424 Employees.  Incentive Stock Options may only
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be granted to Section 424 Employees.  Subject to the terms and conditions of this Plan and the Option Agreement (including all vesting provisions and option periods), any and all Incentive Stock Options which an employee fails to exercise within 90 days after the date said employee ceases to be a Section 424 Employee shall automatically be classified as non-qualified Stock Options to the extent that said Options have not otherwise been terminated.

               7.3.2   Fair Market Value.  Subject to Section 7.3.3 below, an
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Incentive Stock Option shall not be granted with an Exercise Price less than one hundred percent (100%) of the Fair Market Value of a share of Class A Common Stock on the date the Incentive Stock Option is granted. The Committee shall determine Fair Market Value in accordance with the provisions of Section 422 of the Code.

               7.3.3   Ten Percent Stockholder.  Notwithstanding any other
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provision of this Plan to the contrary, no individual may receive an Incentive
Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section

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424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of SBA, unless (i) the Exercise Price for each share of Class A Common Stock subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Class A Common Stock on the date of grant and (ii) such Incentive Stock Option is not exercisable after the fifth (5th) anniversary of the date of grant.

               7.3.4   Limitation on Grants.  The aggregate Fair Market Value
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(determined with respect to each Incentive Stock Option at the time such
Incentive Stock Option is granted) of the shares of Class A Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate Fair Market Value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a Non-qualified Stock Option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

         7.4   Option Agreement. All Options granted pursuant to the Plan shall
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be evidenced by an Option Agreement, to be executed by SBA and the Participant, in such form or forms as the Committee shall determine. Option Agreements may contain different provisions, provided, however, that all such Option Agreements shall comply with all terms of the Plan.

         7.5   Exercise Price. The Exercise Price shall be fixed by the
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Committee and stated in each Option Agreement.

         7.6   Option Period.  Subject to the provisions of Sections 7.3, 7.13,
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7.14, 7.15 and 7.16, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease on the tenth (10th) anniversary of the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Committee may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Committee in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed (10) years.

         7.7   Vesting.  Each Option Agreement will specify the vesting schedule
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applicable to the Option granted thereunder.  Notwithstanding the foregoing, the
Committee may in its discretion provide that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

         7.8   Exercise.  An Option that is exercisable hereunder may be
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exercised by delivery to SBA on any business day, at the office designated by
SBA, addressed to the attention of the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Class A Common Stock with respect to which an

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Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

          7.9    Payment. Payment of the Exercise Price for the shares of Class
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A Common Stock purchased pursuant to the exercise of an Option shall be made (i)
in cash or in cash equivalents; (ii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, through the tender to SBA of shares of Class A Common Stock, which shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by delivering a written direction to SBA that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to SBA by a broker upon receipt of stock certificates from SBA) or a "cashless" exercise/loan procedure (pursuant to which the Participants would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to SBA whereby the stock certificate or certificates for the shares of Class A Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to SBA cash (or cash equivalents acceptable to SBA) equal to the Exercise Price for the shares of Class A Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that SBA may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by the delivery of a promissory note of the Participant to SBA on such terms as the Committee shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses (i),
(ii), (iii) and (iv). Payment in full of the Exercise Price need not accompany the written notice of exercise if the Option is exercised pursuant to the "cashless" exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

          7.10   Issuance of Certificates.  Promptly after the exercise of an
                 ------------------------
Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Class A Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Class A Common Stock covered thereby are fully paid and issued to him and, except as provided in
Section 11 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

          7.11   Use of Proceeds. The proceeds received by SBA from the sale of
                 ----------------
Class A Common Stock pursuant to Options granted under the Plan shall constitute general funds of SBA.

          7.12   Transferability.  No Incentive Stock Option shall be assignable
                 ---------------
or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution. No Non-qualified Stock Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Non-qualified Stock Options may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant's family members or (ii) any other person, as permitted by applicable securities law. Any Option assigned or transferred pursuant to this
Section 7.12 shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer; provided, however, than any Option transferred for value may not be exercised under any Registration Statement on Form S-8 and upon exercise of such transferred Option the holder would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.

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          7.13 Termination of Employment. Unless otherwise provided in an Option
               -------------------------
Agreement, upon the termination of the employment or other service of a Participant with the Company, other than by reason of Cause, death or Disability, any Option granted to such Participant which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed ninety (90) days after such termination. Upon such termination, the Participant's unvested Options shall expire and the Participant shall have no further right to purchase shares of Class A Common Stock pursuant to such unvested Option. Notwithstanding the provisions of this Section 7.13, the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with SBA (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7.7 above. Unless otherwise determined by the Committee, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.

          7.14 Termination of Employment for Cause.  Upon termination of the
               -----------------------------------
employment or other service of a Participant with the Company for Cause, any Option granted to the Participant shall expire immediately and the Participant shall have no further right to purchase shares of Class A Common Stock pursuant to such Options. The Committee shall determine whether Cause exists for purposes of this Plan.

          7.15 Termination of Employment by Disability.  Unless otherwise
               ---------------------------------------
provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of a Disability of such Participant, the Participant has the right, at any time within a period not to exceed one (1) year after such termination and prior to the termination of the Option pursuant to Section 7.6 above, to exercise, in whole or in part, any vested portion of the Options held by the Participant on the date the Participant's employment or service terminated. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with SBA by reason of a Disability, any unvested Options shall terminate. Notwithstanding the provisions of this
Section 7.15, the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with the Company (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7.7 above.

          7.16 Termination of Employment by Death.  Unless otherwise provided in
               ----------------------------------
an Option Agreement, if a Participant terminates employment or service with the Company by reason of the death of such Participant, all outstanding Options held by the Participant at the time of death shall immediately vest and the Participant's estate, the devisee named in the Participant's valid last will and testament or the Participant's heir at law who inherits the Option (whichever is applicable) has the right, at any time prior to the termination of the Option pursuant to Section 7.6 above, to exercise, in whole or in part, any portion of the Options held by the Participant on the date the Participant's employment or service terminated.

          7.17 Grants of Options to Independent Directors.  Options granted to
               ------------------------------------------
an Independent Director shall be made in accordance with the following provisions:

               7.17.1 Each person who is initially elected to the Board after the Effective Date and who is an Independent Director at the time of such initial election shall automatically be granted a Non-qualified Stock Option to purchase Fifty Thousand (50,000) shares of Class A Common Stock

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(subject to adjustments as provided in Section 11) on the date of such initial election; provided, however, that the number of shares of Class A Common Stock subject to any Non-qualified Stock Option awarded under this Section 7.17.1 shall be reduced by the number of shares of Class A Common Stock subject to any option granted to an Independent Director pursuant to any other stock incentive plan maintained by SBA.

               7.17.2 The Committee may make an annual grant of Non-qualified Stock Options to all Independent Directors, in an amount to be determined by the Committee in its sole discretion and subject to the applicable limitations of the Plan; provided, however, that no Option shall be granted to an Independent Director under this Section 7.17.2 during any year in which such Independent Director received an Option pursuant to Section 7.17.1.

               7.17.3 In addition to any other grants made to Independent Directors under this Section 7.17, the Committee may from time to time grant Non-qualified Stock Options to any Independent Director, in its sole discretion, and subject to the applicable limitations of the Plan.

               7.17.4 The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Class A Common Stock on the date the option is granted.

               7.17.5 Subject to the provisions of this Section 7, (a) any Option granted to an Independent Director pursuant to Section 7.17.1 shall vest and become exercisable in cumulative annual installments of 20% each on the first, second, third, fourth and fifth anniversaries of the date the Non-qualified Stock Option was granted and (b) any other Options granted to an Independent Director pursuant to Sections 7.17.2 or Sections 7.17.3 shall vest and become exercisable in accordance with the terms of the Option, as determined by the Committee in its sole discretion; provided, however, any Option granted to an Independent Director may in the sole discretion of the Committee vest and become immediately exercisable in full upon the retirement of the Independent Director in accordance with SBA's retirement policy applicable to directors.

               7.17.6 The term of any Non-qualified Stock Option granted to an Independent Director shall be ten (10) years from the date the Option is granted.

               7.17.7 No portion of an Option that is unexercisable upon a termination of the Independent Director's services with SBA, for any reason, shall thereafter become exercisable.

               7.17.8 Vested portions of any Options granted to an Independent Director shall not be exercisable after the first to occur of the following events:

               (i) the expiration of twelve (12) months from the date of the Independent Director's death or a termination of the Independent Director's services with SBA by reason of a Disability;

               (ii) the expiration of three (3) months from the date the Independent Director's services with SBA are terminated for any reason other than death or Disability; or

               (iii) the expiration of ten (10) years from the date the Option was granted.

     8.   RESTRICTED STOCK UNITS

          8.1  Grant of Restricted Stock Units.  Subject to the provisions of
               --------------------------------
the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to

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such Eligible Individuals as the Committee may determine, Restricted Stock
Units. Each Restricted Stock Unit shall be equivalent in value to one share of Class A Common Stock. Each grant of Restricted Stock Units shall satisfy the requirements as set forth in this Section 8.

          8.2  Restricted Stock Unit Agreement. All Restricted Stock Units
               --------------------------------
granted pursuant to the Plan shall be evidenced by a Restricted Stock Unit Agreement, to be executed by SBA and the Participant, in such form or forms as the Committee shall determine. Each Restricted Stock Unit Agreement shall specify the number of Restricted Stock Units awarded to the Participant, the applicable Restriction Periods and contain such provisions and restrictions (or no restrictions) as the Committee shall deem appropriate on the date the Restricted Stock Units are granted. Restricted Stock Unit Agreements may contain different provisions; provided, however, that all such Restricted Stock Unit Agreements must comply with all terms of the Plan.

          8.3  Restrictions.  The Committee shall impose such restrictions (or
               -------------
no restrictions) on any Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, vesting restrictions, restrictions based upon the achievement of specific company-wide performance goals, divisional performance goals, individual performance goals and/or restrictions under applicable federal or state securities laws.

          8.4  Payment.  Upon expiration of the Restriction Period applicable to
               -------
a Restricted Stock Unit, the Participant shall, without payment on his part, be entitled to receive payment in an amount equal to the aggregate Fair Market Value of the shares of Class A Common Stock covered by the Restricted Stock Units. Such payment shall be made in the form of Class A Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made.

          8.5  Dividend Equivalents.  A Participant whose Restricted Stock Units
               --------------------
have not previously terminated shall be entitled to receive payment in an amount equal to each cash dividend SBA would have paid to such Participant after the grant of such Restricted Stock Units and prior to the lapse of restrictions relating thereto as if the Participant had been the owner of record of the shares of Class A Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend and as if such Restricted Stock Units were not subject to restrictions. Payments of such dividend equivalent shall be made on the payment date of the cash dividend with respect to which it is made, or as soon as practicable thereafter.

          8.6  Issuance of Class A Common Stock Subject to Restrictions.  The
               --------------------------------------------------------
Committee may in its sole discretion cause the shares of Class A Common Stock underlying any particular grant of Restricted Stock Units to be issued in the Participant's name prior to lapse of restrictions thereon and treat such Class A Common Stock as outstanding for all purposes. The Participant shall have all rights of a shareholder, including the right to receive dividends paid on the shares of Class A Common Stock issued under this Section 8.6 and the right to vote such shares, subject to any other restrictions set forth in the Plan. In addition, as security for the return of such Class A Common Stock in the event of forfeiture, the Committee may require that the Participant pledge the shares of such Class A Common Stock to SBA, and the certificates evidencing such Class A Common Stock be retained by SBA until the restrictions relating thereto lapse.

          8.7  Transferability.  Unless otherwise provided in the Restricted
               ----------------
Stock Unit Agreement, Restricted Stock Units shall not be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Restricted Stock Units may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant's family members or (ii) any other person, as permitted by applicable securities law. Any Restricted Stock Unit assigned or transferred pursuant to this Section

7.12 shall continue to be subject to the same terms and conditions as were applicable to the Restricted Stock Unit immediately before the transfer; provided, however, upon maturity of any Restricted Stock Unit transferred for value the Company may not issue shares of Class A Common Stock under any Registration Statement on Form S-8 and the holder of such Restricted Stock Unit would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.

          8.8  Termination of Employment or Service.  Unless otherwise provided
               -------------------------------------
in a Restricted Stock Unit Agreement, if the Participant's employment or service with the Company terminates for any reason other than death or Disability during the Restriction Period, all Restricted Stock Units held by the Participant which are still subject to the Restriction Period shall be forfeited immediately; provided, however, that in the event of a termination of the Participant's employment, other than for Cause, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such Restricted Stock Units.

          8.9  Termination of Employment or Service by Death or Disability.
               ------------------------------------------------------------
Unless otherwise provided in a Restricted Stock Unit Agreement, if a Participant's employment or service with the Company terminates by reason of death or Disability, any remaining Restriction Period shall terminate and, except as otherwise provided in this Section 8, the Participant shall receive payment in accordance with Section 8.4.


     9.   STOCK APPRECIATION RIGHTS.

          9.1  Grant of Stock Appreciation Rights.  Subject to the terms of the
               ----------------------------------
Plan, any Option granted under the Plan may include a SAR, either at the time of grant or by amendment except that in the case of an Incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option. The Committee may also award to Participants SARs independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose

          9.2  Vesting. A SAR granted in connection with an Option shall become
               -------
exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established by the Committee for the Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee. Notwithstanding the above, a SAR shall not be exercisable by a person subject to Section 16(b) of the Exchange Act for at least six (6) months following the date the SAR is granted.

          9.3  Failure to Exercise.  If on the last day of the Option period (or
               -------------------
in the case of a SAR independent of an Option, the SAR period established by the Committee), the Fair Market Value of the Stock exceeds the Exercise Price, the Participant has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

          9.4  Payment.  The amount of additional compensation which may be
               -------
received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Class A Common Stock on the Appreciation Date over the Exercise Price, in the case of a SAR granted in connection with an Option, or the Fair Market Value of one (1) share of Class A Common Stock on the date the SAR is granted, in the case of a SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Class A Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

          9.5  Designation of Appreciation Date.  A Participant may designate an
               --------------------------------
Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable "window periods" required by Rule 16b-3 under the Exchange Act.

          9.6  Expiration.  Except as otherwise provided in the case of SARs
               ----------
granted in connection with Options, the SARs shall expire on a date designated by the Committee which is not later than ten (10) years after the date on which the SAR was awarded.

     10.  OTHER STOCK-BASED AWARDS

     Awards of shares of Class A Common Stock, stock appreciation rights, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, Class A Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such awards may be made alone or in addition to or in connection with any Option, Restricted Stock Unit or any other award granted hereunder. The Committee may determine the terms and conditions of any such award. Each award shall be evidenced by an agreement between the Eligible Individual and SBA which shall specify the number of shares of Class A Common Stock subject to the award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine.

     11.  RECAPITALIZATION, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS

          11.1 Recapitalization.  If the outstanding shares of Class A Common
               ----------------
Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of SBA by reason of any recapitalization, or reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of SBA or other increase or decrease in such shares effected without receipt of consideration by SBA occurring after the Effective Date, a corresponding appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Class A Common Stock available under the Plan, (ii) in the number and kind of shares of Class A Common Stock issuable upon exercise or vesting of an outstanding Award or upon termination of the Restriction Period applicable to a Restricted Stock Unit granted under the Plan, and (iii) in the Exercise Price per share of outstanding Options granted under the Plan.

          11.2 Reorganization.  Unless otherwise provided in an Award Agreement,
               --------------
in the event of a Reorganization of SBA, the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that some or all outstanding Awards shall become immediately exercisable, vested or entitled to payment. In the event of a Reorganization of SBA the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that Options shall terminate upon the Reorganization, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. In the event that the Committee does not terminate an Option upon a Reorganization of SBA then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Class A Common Stock or other securities or property to which a holder of shares of Class A Common Stock would have been entitled to upon such Reorganization.

          11.3 Change in Control.
               -----------------

               11.3.1 In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to any Award, such Award shall become immediately vested and, to the extent applicable, exercisable for such period of time specified in the Award Agreement with respect to one hundred percent (100%) of the shares subject to such Award.

               11.3.2 In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Criteria with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Criteria for each such Award Period based upon the Committee's determination of the degree of attainment of Performance Criteria, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

               11.3.3 The obligations of SBA under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of SBA, or upon any successor corporation or organization succeeding to substantially all of the assets and business of SBA. The Company agrees that it will make appropriate provisions for the preservation of Participant's rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

          11.4 Change in Status of a Subsidiary.  Unless otherwise provided in
               --------------------------------
an Award Agreement, in the event that a subsidiary of SBA ceases to be a subsidiary whose financial statements are consolidated with the financial statements of SBA in accordance with generally accepted accounting principles, the Committee may, in its sole and absolute discretion, on a case-by-case basis
(i) provide that some or all outstanding Awards held by a Participant employed by or performing service for such subsidiary may become immediately exercisable, vested or entitled to payment or (ii) treat the Award as terminated, in which case the Participant shall no longer be entitled to exercise or payment of the Award in accordance with the Plan, but only if such Participant is not employed by SBA or any subsidiary immediately after such event.

          11.5 Adjustments.  Adjustments under this Section 11 related to stock
               -----------
or securities of SBA shall be made by the Committee whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Class A Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          11.6 No Limitations.  The grant of an Award pursuant to the Plan shall
               --------------
not affect or limit in any way the right or power of SBA to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     12.  REQUIREMENTS OF LAW

          12.1 Violations of Law.  The Company shall not be required to sell or
               -----------------
issue any shares of Class A Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual holding the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, the exercise of an Option or the issuance of shares pursuant to the exercise of an Option or expiration of a Restriction Period to comply with any law or regulation of any governmental authority.

          12.2 Registration.  At the time of any exercise of any Option or
               ------------
receipt of Class A Common Stock pursuant to an Award, SBA may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant's heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to SBA a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant's heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option or receipt of Class A Common Stock and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time SBA determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part and the Class A Common Stock may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to SBA in its sole discretion.

          12.3 Withholding.  The Committee may make such provisions and take
               -----------
such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option or the grant of Class A Common Stock pursuant to an Award, including, but not limited to: (i) the withholding of delivery of shares of Class A Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Class A Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person's wages or compensation due to such person, or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

          12.4 Section 16 Persons.  Notwithstanding any other provision of the
               ------------------
Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

          12.5 Governing Law.  This Plan shall be governed by, and construed and
               -------------
enforced in accordance with, the laws of the State of Florida.

     13.  AMENDMENT AND TERMINATION OF THE PLAN

     The Committee may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Class A Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of SBA at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of SBA shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Awards under the Plan, (ii) that increases the maximum number of shares of Class A Common Stock in the aggregate that may subject to Awards that are granted under the Plan (except as permitted under Section 11 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Class A Common Stock may be listed or traded. Except as permitted under Section 11 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan.

     14.  PROVISIONS APPLICABLE TO COVERED EMPLOYEES

          14.1 Awards.  Notwithstanding anything in the Plan to the contrary,
               ------
the Committee may grant any Award to a Covered Employee. The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. To the extent necessary to comply with the performance-based compensation requirements of
Section 162 (m)(4)(C) of the Code, with respect to any Award granted pursuant to the Plan which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code, the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

          14.2 Limitations.  Furthermore, notwithstanding any other provision of
               -----------
the Plan or any Award which granted to a Covered Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

          14.3 Maximum Awards.  The maximum number of shares of Class A Common
               --------------
Stock that may be granted during any calendar year to a Covered Employee shall be Five Hundred Thousand (500,000).

     15.  OWNERSHIP AND TRANSFER RESTRICTIONS

     The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option at its deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The holder shall give SBA prompt notice of any disposition of shares of Class A Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such holder or (b) one year after the transfer of such shares to such holder.

     16.  SBA'S RIGHT TO PURCHASE OPTION STOCK AND VESTED SHARES

     SBA shall have the right to repurchase any Award Shares issued pursuant to an Award Agreement following the termination of the employment or service of the holder of the Award Shares with SBA for any reason. The price for repurchasing the Award Shares shall be paid in cash and shall be equal to the Fair Market Value of such shares. Should SBA fail to exercise such repurchase right within ninety (90) days following the later of (i) the Award holder's termination of employment or service or (ii) the date the Class A Common Stock was issued, SBA shall be deemed to have waived such right.

     17.  DISCLAIMER OF RIGHTS

     No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Participant, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Award shall not be deemed for any purpose to be a stockholder of the Company with respect to such Award except to the extent that such Award shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder, or except as expressly provided by the Committee in writing. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.

     18.  NONEXCLUSIVITY OF THE PLAN

     The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

     19.  SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     20.  NOTICES

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to SBA, to its principal place of business, attention:
Stock Option Administrator, and if to the Participant, to the address of the Participant as appearing on the records of the Company.